CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 29, 2024, relating to the financial statements and financial highlights of U.S. Value ETF, a series of Ultimus Managers Trust, for the year ended November 30, 2023, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

March 27, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 29, 2024, relating to the financial statements and financial highlights of Q3 All-Season Systematic Opportunities Fund and Q3 All-Season Tactical Fund, each a series of Ultimus Managers Trust, for the year ended November 30, 2023, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

March 27, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 29, 2024, relating to the financial statements and financial highlights of Q3 All Season Active Rotation ETF, a series of Ultimus Managers Trust, for the period ended November 30, 2023, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

March 27, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 29, 2024, relating to the financial statements and financial highlights of Lyrical U.S. Value Equity Fund and Lyrical International Value Equity Fund, each a series of Ultimus Managers Trust, for the year ended November 30, 2023, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

March 27, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the Ultimus Managers Trust relating to the financial statements and financial highlights of Q3 All-Season Sector Rotation Fund and Q3 All-Season Tactical Fund, each a series of shares of beneficial interest in Ultimus Managers Trust. Such financial statements and financial highlights appear in the November 30, 2022 Annual Report to Shareholders.

BBD, LLP

Philadelphia, Pennsylvania

March 27, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the Ultimus Managers Trust relating to the financial statements and financial highlights of U.S. Value ETF, a series of shares of beneficial interest in Ultimus Managers Trust. Such financial statements and financial highlights appear in the November 30, 2022 Annual Report to Shareholders.

BBD, LLP

Philadelphia, Pennsylvania

March 27, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the Ultimus Managers Trust relating to the financial statements and financial highlights of Lyrical U.S. Value Equity Fund and Lyrical International Value Equity Fund, each a series of shares of beneficial interest in Ultimus Managers Trust. Such financial statements and financial highlights appear in the November 30, 2022 Annual Report to Shareholders.

BBD, LLP

Philadelphia, Pennsylvania

March 27, 2024